Southern California Gas Company is today filing with the Commission its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003.

	To accompany the report we are enclosing the statements of Southern California Gas Company's Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Sec. 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002.





Statement of Chief Executive Officer

Pursuant to 18 U.S.C. Sec 1350, as created by Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Southern California Gas Company (the "Company") certifies that:

(i)	the Quarterly Report on Form 10-Q of the Company filed with
the Securities and Exchange Commission for the quarterly period ended March 31, 2003 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or Section
15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.



May 5, 2003
                                                /s/ Edwin A. Guiles
                                              ______________________
                                               Edwin A. Guiles
                                               Chief Executive Officer





Statement of Chief Financial Officer

Pursuant to 18 U.S.C. Sec 1350, as created by Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of Southern California Gas Company (the "Company") certifies that:

(i)	the Quarterly Report on Form 10-Q of the Company filed with
the Securities and Exchange Commission for the quarterly period ended March 31, 2003 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or Section
15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.



May 5, 2003
                                               /s/ Debra L. Reed
                                             ______________________
                                               Debra L. Reed
                                               Chief Financial Officer